1 INVESTOR PRESENTATION MARCH 2024

2| INVESTOR PRESENTATION LEGAL DISCLOSURE This presentation and the accompanying oral presentation have been prepared by Grindr Inc. (“Grindr,” and together with its subsidiaries, the “Company”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or the Company or any officer, director, employee, agent or advisor of the Company. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation and the accompanying oral presentation speak only as of the date hereof. Nothing set forth herein should be regarded or relied upon as a representation, warranty or prediction that the Company will achieve or is likely to achieve any particular future result. While the Company is not aware of any misstatements regarding any information in this presentation, neither the Company nor any of its affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness thereof. Certain information contained herein is based on information released by third party sources. The Company has not independently verified such information. In addition, the Company does not undertake any obligation to update any information or forward-looking statement, or to update the reasons why actual results could differ materially from those anticipated herein, even if new information becomes available in the future. This presentation does not purport to contain all the information or factors that may be required to make a full analysis of the Company. Viewers of this presentation should each make their own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This presentation may contain estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry and results of peer companies. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the markets in which the Company competes are necessarily subject to a high degree of uncertainty and risk. The historical financial information provided herein is unaudited. Forward Looking Statements This presentation contains “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 regarding Grindr’s current views with respect to our industry, operations and future business plans and performance. These forward-looking statements can generally be identified by the use of forward-looking terminology, such as “anticipates,” “approximately,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “seeks,” “should,” “will” or the negative version of these words or other comparable words or phrases, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, among others, statements about our growth opportunities, expectations regarding new product launches, our strategic priorities, our plan to generate sustainable revenue growth and our profitability. Forward-looking statements, including guidance related to revenue growth and adjusted EBITDA margin, are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from our expectations discussed in the forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) our ability to retain existing users and add new users; (ii) the impact of the regulatory environment and complexities with compliance related to such environment, including maintaining compliance with privacy, data protection, and user safety laws and regulations; (iii) our ability to address privacy concerns and protect systems and infrastructure from cyber-attacks and prevent unauthorized data access; (iv) our success in retaining or recruiting our directors, officers, key employees, or other key personnel, and our success in managing any changes in such roles; (v) our ability to respond to general economic conditions; (vi) competition in the dating and social networking products and services industry; (vii) our ability to adapt to changes in technology and user preferences in a timely and cost-effective manner; (viii) our dependence on the integrity of third-party systems and infrastructure; and (ix) our ability to protect our intellectual property rights from unauthorized use by third parties; (x) whether the concentration of our stock ownership and voting power limits our stockholders’ ability to influence corporate matters; and (xi) the effects macroeconomic and geopolitical events on our business, such as health epidemics, pandemics, natural disasters and wars or other regional conflicts. The foregoing list of factors is not exhaustive. Further information on these and additional risks, uncertainties and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this presentation are included in the section titled “Risk Factors’’ included under Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2022, and updates in our Quarterly Reports on Form 10-Q through the quarter ended September 30, 2023. Any forward-looking statement speaks only as of the date on which it is made, and you should not place undue reliance on forward-looking statements, and Grindr assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Grindr uses Adjusted EBITDA and Adjusted EBITDA margin, which are non-GAAP measures, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may differ from similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of Grindr’s financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Grindr defines Adjusted EBITDA as net (loss) income excluding income tax provision, interest expense, net, depreciation and amortization, stock-based compensation expense, severance expenses, transaction-related costs, litigation-related costs for matters unrelated to the Company’s ongoing business, including those matters incurred as part of the business combination pursuant to which on May 9, 2022, Grindr Group LLC and its subsidiaries (“Legacy Grindr”) entered into that certain Agreement and Plan of Merger (as amended on October 5, 2022) with Tiga Acquisition Corp. (“Tiga”), in which Legacy Grindr would become a wholly owned subsidiary of Tiga (“Business Combination”), Legacy Grindr management fees, loss on extinguishment of debt, (loss) gain on change in fair value of warrant liability and other expense that is unrelated to Grindr’s core ongoing business operations. Grindr’s management uses this measure internally to evaluate the performance of our business, and this measure is one of the primary metrics by which our internal budgets are based and by which management is compensated. Grindr excludes the above items as some are non-cash in nature, and others may not be representative of normal operating results. Adjusted EBITDA adjusts for the impact of items that Grindr do not consider indicative of the operational performance of our business. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA for a period by revenue for the same period. While Grindr believes that Adjusted EBITDA and Adjusted EBITDA Margin are useful in evaluating our business, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared and presented in accordance with GAAP. No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with the Company, or an endorsement of sponsorship by or of the Company. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

OUR COMPANY MARCH 2024

4| INVESTOR PRESENTATION Grindr is the premiere social connector serving the gay community. OUR COMPANY Our brand is global and ubiquitous. Our mission is to make the world free, equal, and just for the LGBTQ+ community.

OUR COMPANY

A Compelling, Market Leading Business

REACH

85%

Brand U.S. awareness[1]

~190

Countries and territories we're in

ENGAGEMENT

~60 MIN

Average daily time spent[2]

+121 BILLION

Chats sent per year[4]

FINANCIALS

33%

2023 Revenue growth[3]

42%

2023 Adj. EBITDA margin[5]

1. Morning Consult brand tracking research commissioned by Grindr, May 2022. 2. Grindr time spent statistic is defined as number of minutes, on average, a profile spent on the Grindr app on a specific day; As of year ended December 31, 2023. 3. Revenue growth between FY 2023 and FY 2022. 4. Over 121 billion chats were sent on the Grindr platform in 2023. 5. Adjusted EBITDA margin for FY 2023. Adj. EBITDA margin is a non-GAAP measure. For reconciliation to GAAP net income margin, see Appendix.

Grindr | INVESTOR PRESENTATION

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6| INVESTOR PRESENTATION Unmatched Reach & Engagement Location-Based Interface Open Chat Architecture User density Immediacy with no swiping Strong sense of community Reinforces defensible moat Streamlines product enhancement Opens doors for future monetization Differentiation Benefits for Users Benefits for Grindr OUR COMPANY Differentiated from Traditional Dating Apps

OUR COMPANY

Best-in-Class Performance vs. Peers[1], with Opportunity to Grow

METRIC[2,3]	Grindr	DATING | Peers	SOCIAL MEDIA | Peers
Revenue Growth	33%	11%	6%
Indirect Rev % of Total Rev	13%	2%	--
Gross Profit Margin	74%	71%	67%
Adj. EBITDA Margin	42%	32%	18%
Average Paying Users Growth	19%	6%	N/A
ARPPU Growth	16%	5%	N/A
Average Paying User Penetration	7%	13%	N/A

1. Dating Peers include Bumble and Match Group; Social Media Peers include Snap, Pinterest, and Etsy; financial metrics represent FY 2023; Match Group does not publically report adjusted EBITDA so their metric in the Dating Peers average represents adjusted operating income, which adds back interest expense, other income (net), and taxes to operating income. 2. We define Gross Profit as GAAP revenue less GAAP cost of revenue. Adj. EBITDA is a non-GAAP number. For reconciliation to GAAP Net Income, see Appendix. 3. Paying User Growth represents the average paying users in FY 2023 vs. FY 2022; ARPPU growth represents the ARPPU in FY 2023 vs. FY 2022; Paid Penetration represents average paying users divided by monthly active users in FY 2023. Paid Penetration for Dating Peers includes Bumble, Hinge, and Tinder with monthly active users based on Sensor Tower data estimates for the quarter ending Q4'23.

Grindr | INVESTOR PRESENTATION 7

OUR COMPANY

Our TAM is Large and Growing[1]

SEGMENTATION	PEOPLE IN 2023	PEOPLE IN 2026
Population, Excluding Selected Markets	5.7B	5.9B
Male Population	2.9B	3.0B
Male Population, Aged 18-65	1.6B	1.7B
Male Population, Aged 18-65, Owns Smartphone	1.3B	1.4B
TAM | Male Population, Aged 18-65, Owns Smartphone, Identifies LGBTQ+	105M	135M

1. The first row in the table is calculated by taking the global population from the World Bank in 2022 and assuming it grows by ~1% each year, then removing selected markets including China, Indonesia, Pakistan, Iran, Turkey, Sudan, Ukraine, Saudi Arabia, North Korea, Syria, Cuba, UAE, and Qatar. The second row is ~50% of the first row. The third row is ~57% of the second row. The fourth row is ~80% of the third row. The TAM row is assumed to be 8% of the fourth row in 2023, and 10% of the fourth row in 2026.

Grindr | INVESTOR PRESENTATION

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9| INVESTOR PRESENTATION OUR COMPANY Significant Headroom in Paying Users Grindr FY’23 Average Monthly Active Users 13.3M Grindr FY’23 Average Paying Users 937K 2026E TAM1 135M Grindr Headroom in TAM 1. 2026E TAM represents the estimated male population, aged 18-65, that owns a smartphone and identifies as LGBTQ+ in 2026. For further discussion on TAM derivation, please see the footnote on slide 8.

OUR COMPANY US LGBTQ Population: Attractive, Affluent Demo1 1. Statista, U.S. Census Bureau, Morningstar, Travel and Leisure, Gallup. median HH income for male-male couples ($75K for total population) of LGBT retire earlier than planned (47% for non-LGBTQ+) more likely to have earned an MD, JD or PhD of same-sex couples have both partners employed (49% for opposite-sex couples) per year taken on average (2.8 for non-LGBTQ+ travelers) average expenditure per trip vs. $950 for non-LGBTQ+ travelers 60% 50%$128k 61% 3.5 trips $1,374 | INVESTOR PRESENTATION 10

| INVESTOR PRESENTATION OUR COMPANY Avg. MAUs Reached 13.3M in 2023 with balanced growth across regions AV G . M O N TH LY A CT IV E US ER S (M IL ) FY 2021 FY 2022 FY 2023 YEAR AVERAGE 12.2M 13.3M Our Monthly Active Users are Diversified Across the Globe 13.3M MAU North America Europe Rest of World Latin America Asia Pacific 11 10.8M Note: Charts are illustrative and not to scale. +11% CAGR

OUR POSITIONING MARCH 2024

| INVESTOR PRESENTATION OUR POSITIONING 1. Represents global population, sourced from Frost & Sullivan Market Research which was commissioned by Legacy Grindr, March 2022. Global self-identified LGBTQ+ population grew at a CAGR of ~7% from ‘16-’21 In ‘21, Gen Z (18-24) was 4x more likely to identify LGBTQ+ vs. Boomers (65+) Grindr is positioned to be the winner in the high growth demographic Our Business is Squarely Positioned in a Demo Poised for Growth 18-24 ‘21 10.5% ‘18 8.0% ‘24E 11.0% ‘26E 13.4% 25-34 35-49 50-64 ‘16 6.8% AG E % Population Identifying as LGBTQ+1 65+ 13

OUR POSITIONING

Our Engagement is Superior to Traditional Social Media Apps

Grindr is the digital connective tissue of the gay community

Users spend ~1 hour per day on Grindr, 2x higher than other social media

~25% of people on Grindr are there to network, chat, and discover the community around them


~60
Average Time (mins)
Spent In-App Per Day 1,2
Average ~30 minutes
33
31
29
28

1. Morning Consult brand tracking research commissioned by Grindr, May 2022. 2. Grindr time spent statistic is defined as number of minutes, on average, a profile spent on the Grindr app on a specific day; As of year ended December 31, 2023.

Grindr | INVESTOR PRESENTATION
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| INVESTOR PRESENTATION OUR POSITIONING 1. Based on self-reported profile ages for the 28-days ended December 31, 2021; excludes Grindr users who claim to be older than 90 years; sourced from Grindr internal data. >80% of Grindr profiles are aged 18-35 Average age has remained consistent over time, suggesting a constant influx of new users With no scaled competition, Grindr is the go-to app for the gay community Our Users Have Consistently Skewed Toward Younger Generations AGES 36+ AGES 30-35 AGES 24-29 AGES 18-23 18% 20% 34% 28% Grindr Profile Age Distribution1 100% 15

OUR POSITIONING

Average Monthly Spend on Grindr In-Line with Dating Peers & Higher than Other Popular Subscriptions

Grindr paid users spend $20+ per month, equivalent to $240+ per year

Grindr ARPPU is on par with dating peers, but we still have room to grow

Generally, people spend more on dating apps than they do other popular subscriptions


Monthly Revenue Per Paying User[1]
DATING
bumble
~$28
Grindr
~$20
Match Group
~$18
SUBSCRIPTIONS
NETFLIX
~$12
duolingo
~$7
Spotify
~$5

1. Average revenue per paying user on Grindr was $20.05 as of FY 2023 per publicly disclosed statements. Bumble represents Bumble App only and excludes Badoo App and Other. Spotify converted from 4.34 Euros to 4.75 USD as of 1/10/2024.

Grindr | INVESTOR PRESENTATION

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OUR ADVANTAGE MARCH 2024

OUR ADVANTAGE What Makes Grindr a Great Investment Opportunity? Unmatched brand with powerful monetization engine Structurally advantageous business model Levers for growth, in both near and long-term horizons Performance driven management team & culture 33% revenue growth1 & 16% ARPPU growth2 42% Adj. EBITDA margin3 New products, services & use cases Experience in tech, subscriptions, & dating 1. Revenue growth represents FY 2023 vs. FY 2022. 2. ARPPU growth represents FY 2023 vs. FY 2022. 3. Adj. EBITDA margin as of FY 2023. Adj. EBITDA Margin is a non-GAAP measure. For reconciliation of Adj. EBITDA to GAAP Net Income margin, see Appendix. | INVESTOR PRESENTATION 18

| INVESTOR PRESENTATION OUR ADVANTAGE 1. Paying users and ARPPU represent averages for year end FY 2023. Paying users and ARPPU growth rates represent the growth rate between FY 2023 and FY 2022. 2. Direct Revenue and Total Revenue represent FY 2023. Direct Revenue and Total Revenue growth rate between FY 2023 and FY 2022. Compelling Revenue Growth Profile $260M937K $20.05 $225M TOTAL REVENUE2PAYING USERS1 ARPPU1 DIRECT REVENUE2 +19% + +16%++ +38%++ +33%++ 19

| INVESTOR PRESENTATION OUR ADVANTAGE Note: Charts are illustrative and not to scale. 2023 Direct Revenue grew to $225M June 2022 | Launched Boost, a paid a-la-carte feature December 2022 | Introduced Weeklies to a subset of Grindr users May 2023 | Global roll-out of Weeklies, a lower priced option for the Xtra product with a shorter duration Direct Revenue Grew 38% in 2023 Direct Revenue ($mil) 20 $163 $225 YEAR 2022 20232021 $116 +39% CAGR

| INVESTOR PRESENTATION OUR POSITIONING In 2023, payer growth drove ~50% of direct revenue gains, ARPPU growth drove ~50% Payers | Paid penetration was 7.1% in FY 2023 vs. 6.4% in FY 2022 ARPPU | ARPPU grew 16% in 2023, driven by the strength of our subscription offering, Weekly Xtra Paying Users and ARPPU Grew at Strong, Double-Digit Rates Paying Users & ARPPU YEAR AVG. 2022 2023 YEAR AVG. 2022 2023 Paying Users ARPPU 21 788K 937K $17.28 $20.05 +19% +16% Note: Charts are illustrative and not to scale.

OUR POSITIONING

EBITDA Margins are Unmatched vs. peers[1]: 42% in 2023

2023 Adj. EBITDA grew to $110M

We have a **structurally superior** model that drives high margin

Advertising spend ~**0% of revenue** vs. ~18% for dating peers given the limited use of paid media/performance marketing


Adjusted EBITDA ($mil)
+20% CAGR
$77
53%
$85
44%
$110
42%
2021
2022
2023
YEAR
Adj. EBITDA ($mil)
Adj EBITDA Margin (%)

1. Dating peers include Bumble and Match; advertising costs as % of revenue calculated using year end FY 2023. Adj. EBITDA margin is a non-GAAP measure. For reconciliation of Adj. EBITDA to GAAP Net Income margin, see Appendix. Note: Charts are illustrative and not to scale.

Grindr | INVESTOR PRESENTATION
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OUR ADVANTAGE

We're Early in Our Monetization Journey

	SUBSCRIPTION PRODUCTS & PREMIUM ADD-ONS
Grindr	Boost, Unlimited, XTRA
Match Group / tinder	Tinder, Tinder Plus, Tinder Gold, Tinder Platinum, Tinder Select Boost, Super Boost, Super Like, Passport, Likes You, Read Receipts, Top Picks
bumble	Premium, Lifetime, BFF Boost, SuperSwipe, Spotlight, Travel Mode, Beeline

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| INVESTOR PRESENTATION Near-term product roadmap: 2024-2025 24 • Optimize our paywall • New premium features to drive subscription conversion (premium favorites + premium inbox features) • Retention + reactivation improvement features • Optimize our pricing / plan mix, both across the U.S. and top international markets • Travel Add-on: Helps Grindr users who travel connect with locals ahead of their trip • Super boost: Premium Boost for users looking for more attention from better matches • Improvements within underlying ad technology • Additional ad formats: Albums, inbox, profiles • Increase international ads penetration with new partners Continue to improve paid user penetration with new features, paywall optimizations, and new à la carte offerings; improve our advertising capabilities and technology Optimize the core product Add-ons to augment the core product Ad improvements to drive more ad revenue

| INVESTOR PRESENTATION Mid-term product roadmap: 2025-2026 25 • Spark: Help users catch a specific person’s attention and stand out • Top picks: AI recommended profiles that match a user’s preferences with paid access • Insights: Provide data to ensure increase in compatibility with a specific user prior to reaching out • Dedicated dating experience + premium subscription tier • Travel experiences in-app • Matching/connecting users • Generative chat-based experience • Trust and safety: Improvements to bad actor proactive detection and prevention Additional à-la-carte offerings, serve use cases already available in the app with broad features, and leverage AI / machine learning technology to create connections and advance trust and safety Add-ons to augment the core product Extend to new use cases Leverage AI and machine learning

OUR ADVANTAGE

Our Management Team Brings Broad and Deep Experience in Consumer-Facing Digital Brands

MANAGEMENT



George Arison
Chief Executive Officer



Vanna Krantz
Chief Financial Officer



AJ Balance
Chief Product Officer



Joel Keating
SVP, Engineering



Tristan Pineiro
VP, Brand & Communications



Zac Katz
General Counsel & Global Affairs Head

EXPERIENCE

BCG
G
SHIFT
THOMSON REUTERS
MasterClass
The Walt Disney Company
Uber
The Walt Disney Company
Gigwalk
SHOPRUNNER
expedia group
ORBITZ
N
King
bumble
Age of Learning
MUNGER TOLLES & OLSON LLP

Grindr | INVESTOR PRESENTATION

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Appendix MARCH 2024

| INVESTOR PRESENTATION APPENDIX Non-GAAP Reconciliation 28 Year ended Reconciliation of net income (loss) to Adjusted EBITDA ($thou) 12/31/2023 12/31/2022 Net (loss) income (55,768) 852 Interest expense, net 46,007 31,538 Income tax provision (benefit) 4,023 (859) Depreciation and amortization 27,041 37,505 Transaction-related costs - 6,499 Litigation related costs 2,339 1,722 Stock-based compensation expense 15,824 28,586 Severance 9,355 - Management fees (97) 644 Loss on extinguishment of debt 11,582 - Change in fair value of warrant liability 49,689 (21,295) Other expenses 163 - Adjusted EBITDA $ 110,158 $ 85,192 Revenue 259,691 195,015 Net (loss) income margin (21.5)% 0.4% Adjusted EBITDA margin 42.4% 43.7%

| INVESTOR PRESENTATION APPENDIX Definitions 29 Average Paying Users – A Paying User is a user that has purchased or renewed a Grindr subscription and/or purchased a premium add-on on the Grindr platform. We calculate Average Paying Users by adding up the number of Paying Users in each day and then dividing that number by the number of days in the relevant measurement period. A Paying User who is both a subscriber and an add-on purchaser in the same day will be counted as one Average Paying User. Duplicate Paying Users may exist if the same individual holds more than one Grindr subscription during the same period. We are focused on building new products and improving on existing ones to drive payer conversion. We believe Average Paying Users is a useful metric for assessing the health of our business, the growth of our Paying Users, and our paid penetration. ARPPU – We calculate ARPPU based on Direct Revenue in any measurement period, divided by Average Paying Users in such a period divided by the number of months in the period. We believe ARPPU is a useful metric for assessing the growth of our business and future revenue trends. Average MAUs – A MAU is a unique device that demonstrates activity on the Grindr platform during any given calendar month. Activity on the platform is defined as opening the app, chatting with another user, or viewing the cascade of other users. We also exclude devices where all linked profiles have been banned for spam. We calculate Average MAUs as a monthly average, by counting the total number of MAUs in each calendar month and then dividing by the number of months in the relevant period. We use Average MAUs to measure the number of active users on our platform on a monthly basis. We believe Average MAUs is a useful metric for assessing the health of our business and our growth in users.

30 Thank you MARCH 2024